PUTNAM VOYAGER FUND
           Prospectus Supplement dated December 8, 1997
               to Prospectuses dated November 30, 1997

The third paragraph under the heading "How the fund is managed is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------
Robert R. Beck       1995         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1989.

Roland W. Gillis     1995         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1995.
                                  Prior to 1995, Mr. Gillis
                                  was a Senior Vice President of
                                  Keystone Custodian Funds,
                                  Inc.

Michael P. Stack     1997         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since November,
                                  1997. Prior to November,
                                  1997, Mr. Stack was
                                  employed as a Senior Vice
                                  President and Portfolio
                                  Manager by Independence
                                  Investment Associates, Inc.

Charles H. Swanberg  1994         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1984.

                                       39231 12/97